EXECUTION COPY






             SECURITY AGREEMENT


                   between





          Aegis Auto Finance, Inc.,

                 as Grantor




                     AND




Norwest Bank Minnesota, National Association
                 as Trustee

              as Secured Party




         Dated as of April 30, 1997

              TABLE OF CONTENTS


SECTION 1.   Defined Terms . . . . . . . . .1

SECTION 2   Grant of Security. . . . . . . .3

SECTION 3.   Security for Obligations;
     Subordination of Security Interest. . .4

SECTION 4.   Grantor Remain Liable . . . . .4

SECTION 5.   Release of Security Interest. .4

SECTION 6.   Representations and Warranties.5

SECTION 7.   Perfection and Maintenance of
     Security Interest and Lien. . . . . . .5

SECTION 8.   Financing Statements. . . . . .6

SECTION 9.   Filing Costs. . . . . . . . . .6

SECTION 10.   Schedule of Collateral . . . .6

SECTION 11.  Grantor Covenants . . . . . . .6

SECTION 12. The Secured Party Appointed
     Attorney-in-Fact. . . . . . . . . . . .7

SECTION 13.  The Secured Party May Perform .8

SECTION 14.  Secured Party's Duties. . . . .8

SECTION 15.  Remedies. . . . . . . . . . . .8

SECTION 16.  Exercise of Remedies. . . . . .9

SECTION 17.  Injunctive Relief . . . . . . 10

SECTION 18.  Interpretation and Inconsistencies;
     Merger. . . . . . . . . . . . . . . . 10

SECTION 19.  Expenses. . . . . . . . . . . 10

SECTION 20.  Amendments, Etc.. . . . . . . 10

SECTION 21.  Notices . . . . . . . . . . . 10

SECTION 22.  Continuing Security Interest;
     Termination . . . . . . . . . . . . . 10

SECTION 22.  Severability; No Strict
     Construction. . . . . . . . . . . . . 11

SECTION 23.  GOVERNING LAW . . . . . . . . 11

SECTION 24.  CONSENT TO JURISDICTION;
     SERVICE OF PROCESS; JURY TRIAL. . . . 11
          (A)  EXCLUSIVE JURISDICTION. . . 11
          (B)  OTHER JURISDICTIONS . . . . 12
          (C)  SERVICE OF PROCESS. . . . . 12
          (D)  WAIVER OF JURY TRIAL. . . . 12
          (E)  WAIVER OF BOND. . . . . . . 12
          (F)  ADVICE OF COUNSEL . . . . . 12

SECTION 25.  Subordination . . . . . . . . 13

                   SECURITY AGREEMENT

    This SECURITY AGREEMENT ("Agreement"), dated as of April 30, 1997 is made by Aegis Auto Finance, Inc., a
Delaware corporation (the "Grantor") and Norwest Bank
Minnesota, National Association, as Trustee (the "Secured Party") under that certain Indenture, dated as of April 30, 1997 (the "Indenture") between the Secured Party and the Grantor with respect to $21,333,333 aggregate principal amount at maturity
12% Exchangeable Subordinated Notes due 2004 (the "Notes").

                PRELIMINARY STATEMENT

    WHEREAS, the Grantor has entered into a Loan and Security Agreement, dated as of March 14, 1997 with III Finance Ltd., and III Global, Ltd. (the "Lenders"), pursuant to which the Lenders agree to lend to the Grantor up to $50,000,000 on a revolving basis for the purchase of new and used automobiles, light trucks, vans and minivans (the "Loan Warehouse Facility");

    WHEREAS, it is a condition precedent under the Indenture that this Agreement be entered into between the Grantor and the Secured Party;

    NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Indenture are used herein as therein defined, and the following terms shall have the following meanings (such meanings being equally applicable to both the singular and the plural forms of the terms defined):

    "Agreement" shall mean this Security Agreement, as the same may from time to time be amended, restated, modified or supplemented, and shall refer to this Agreement as the same may be in effect at the time such reference becomes operative.

    "Automobile" shall mean the new or used automobile, light truck, van or minivan that is purchased by the Grantor in connection with the Loan Warehouse Facility.

    "Collateral" shall have the meaning given such term in
Section 2 hereof.

    "Contract" shall mean with respect to each Receivable, the note, retail sales installment contract or other evidence of an obligor's obligation to repay the Receivable, executed by such user in connection with the purchase of an Automobile.

    "Dealer" shall mean an automobile dealer that enters into a Dealer Agreement with the Grantor or one of its Affiliates.

    "Dealer Agreement" shall mean an agreement between a Dealer and the Grantor or one of its Affiliates, pursuant to which the Grantor or one of its Affiliates acquires Contracts for its benefit.

    "Indenture" shall have the meaning set forth in the first paragraph hereof.

    "Lien" shall mean any security interest, charge, pledge, option or lien or other encumbrance of any nature, whether arising under contract or by operation of law.

    "Notes" shall have the meaning set forth in the first paragraph hereof.

    "Obligations" shall mean any and all indebtedness of the Grantor evidenced by the Indenture and the Notes and any other obligations of the Grantor relating thereto.

    "RDI Policy" shall mean the risk default policy maintained with a risk default insurer with respect to the Receivables.

    "Receivables" shall mean all indebtedness of an obligor evidenced by a Contract, whether such Contract is originated by the Grantor or purchased from a Dealer by the Grantor pursuant to a Dealer Agreement or Agreements, which indebtedness is or has been reflected in a Receivable schedule furnished by the Grantor to the Lenders in connection with the Loan Warehouse Facility.

    "Servicer" shall mean the Grantor or such other Person acceptable to the Grantor's lenders who, pursuant to a Servicing
Agreement, has agreed to perform various services on behalf of the Grantor with respect to the Receivables.

    "Servicing Agreement" shall mean an agreement between the Grantor and a Servicer pursuant to which a Servicer agrees to perform various services on behalf of the Grantor with respect to that Receivable.

    "Title" shall mean, with respect to each Receivable, the original certificate or other instrument or registration evidencing ownership of the related Automobile, which certificate, other instrument or registration shall have the lien of the Grantor noted thereon and, if applicable, a UCC financing statement signed by the obligor and filed in the appropriate jurisdiction evidencing the perfection of the lien granted by the obligor and the Grantor as secured party.

    "VSI Policy" shall mean the vendors' single interest physical damage insurance policy maintained with respect to the Receivables.

    "UCC" shall mean the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New
York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Secured Party security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

    SECTION 2 Grant of Security. To secure the prompt and complete payment, observance and performance of the Obligations, the Grantor hereby grants, assigns and pledges to the Secured Party, a security interest in all of Grantor's right, title and interest in and to the following, whether now owned or existing or hereafter arising or acquired and wheresoever located and whether the same comprise accounts, instruments, chattel paper, general intangibles or inventory (the "Collateral"):

    (a) All of the Grantor's right, title and interest in and to the Receivables, the related Contracts, the Titles evidencing the liens securing the Receivables and the Automobiles secured such Receivables;

    (b) All documents and instruments, including all books, records, files, tapes, correspondence, and other information or materials relating to the Receivables, the Contracts, the Titles, the Automobiles and any Dealer Agreement, whether now or hereafter delivered to, or in the possession, custody or control of, the Grantor, the Servicer, any subservicer, any Dealer and/or the Lenders or the Secured Party;

    (c)  All rights of the Grantor under any Dealer
Agreement, including all amounts received or receivable by the Grantor from any Dealer pursuant to the terms of any Dealer Agreement, and all amounts received or receivable by a Grantor from the Servicer pursuant to the terms of any Servicing Agreement, including, without limitation, on account of principal and interest payments on the Receivables or the Contracts, all net proceeds received by virtue of liquidation of any Receivables, any retained proceeds received under any property damage, casualty or other insurance policy with respect to any Receivable, all proceeds received under the RDI Policy and the VSI Policy with respect to claims made under the RDI Policy and the VSI Policy and any and all interest of the Grantor in any property damage, casualty or other insurance policies as the same relate to the Automobile securing the Receivables;

    (d) All right, title and interest of the Grantor in and to any deposit accounts required to be maintained in connection with the Loan Warehouse Facility, any and all cash deposited by the Grantor, or by any Dealer in any such account, and all investments held in and all rights with respect to any such account;

    (e) Any and all interest of the Grantor (i) in and under the Servicing Agreement and (ii) in, to and under any tax refunds receivable by the Grantor on account of any defaults under the Receivables.

    (f)  All cash and non-cash proceeds of the foregoing items
(a) - (e) and the documents pertaining thereto, together with whatever is receivable or received when any of items (a) through
(e) or the proceeds thereof are sold, collected, leased or exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary and also includes, without limitation, all rights to payment with respect to any cause of action affecting or relating to the foregoing and all additions thereto, substitutions therefor and replacements thereof.

    SECTION 3. Security for Obligations; Subordination of Security Interest. This Agreement secures the payment of all Obligations of the Grantor now or hereafter existing under the Indenture. The parties hereby agree that the security interest granted to the Secured Party hereunder shall be subordinate to any security interest granted by the Grantor to the Lenders in connection with any Senior Indebtedness owed to such Lenders.

    SECTION 4.   Grantor Remain Liable.  Anything herein
to the contrary notwithstanding, (a) Grantor shall remain solely liable under the contracts and agreements included in the Col-

lateral to the extent set forth therein to perform all of their duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Secured Party of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) the Secured Party shall have no responsibility, obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Secured Party be required or obligated, in any manner, to (i) perform or fulfill any of the obligations or duties of the Grantor thereunder, (ii) make any payment, or make any inquiry as to the nature or sufficiency of any payment received by the Grantor or the sufficiency of any performance by any party under any such contract or agreement or (iii) present or file any claim, or take any action to collect or enforce any claim for payment assigned hereunder.

    SECTION 5.   Release of Security
Interest. Notwithstanding anything to the contrary in Sections 2 and 3 hereof, in the event that any Receivables (the "Released Receivables") are now or hereafter sold from time to time to Aegis Auto Funding Corp. IV, a Delaware corporation, (the "Purchaser") pursuant to that certain Master Purchase Agreement (the "Master Purchase Agreement") between the Grantor, as seller, and the Purchaser, as purchaser, dated as of March 1, 1997 and (y) transferred by the Purchaser to one of the various securitization trusts established pursuant to that certain Master Trust Agreement dated as of March 1, 1997 (the "Master Trust Agreement") between the Purchaser and Norwest Bank
Minnesota, National Association, then, in such event, the collateral evidenced by this financing statement shall not include such Released Receivables, the Contracts relating thereto, the Automobiles securing such Released Receivables nor the Titles evidencing such Automobiles nor any other related property described above which evidences or otherwise secures the Released Receivables and which is transferred to the Purchaser and by the Purchaser to a trust as described above in connection with the sale of the related Released Receivable. The foregoing release does not in any way release the secured party's security interest in and to the rights, whether now existing or hereafter acquired or arising, (i) to receive payment of the purchase price owed by the Purchaser for and in consideration of the sale of the Released Receivables to Purchaser nor (ii) to receive distributions or other payments made by the Purchaser to the Grantor on account of the Grantor's interests as a shareholder of the Purchaser.

    SECTION 6.   Representations and Warranties.  The
Grantor represents and warrants, as of the date of this Agreement and as of each date hereafter until termination of this Agreement pursuant to Section 21:

    (a) The correct corporate name of the Grantor is set forth in the first paragraph of this Agreement. The chief place of business and chief executive office of the Grantor is located at the address of the Grantor set forth below the Grantor's signature on this Agreement.

    (b) The Grantor is the legal and beneficial owner of the Collateral free and clear of all liens except for the Lien granted to the Lenders in connection with any Senior Indebtedness owed to such Lenders.

    (c) This Agreement creates in favor of the Secured Party a legal, valid and enforceable security interest in the Collateral. When financing statements have been filed in the office of the Secretary of State of New Jersey against the Grantor, the Secured Party will have a lien on, and security interest in, the Collateral in which a security interest may be perfected by such filing, subject only to liens permitted by this Agreement.

    (d) No authorization, approval or other action by, and no notice to or filing with, any governmental authority other than such that has already been taken or made and which is in full force and effect, is required (i) for the grant by the Grantor of the security interest in the Collateral granted hereby, (ii) the execution, delivery or performance of this Agreement by the Grantor or (iii) for the exercise by the Secured Party of any of its rights or remedies hereunder.

    SECTION 7.   Perfection and Maintenance of Security
Interest and Lien. The Grantor agrees that until all of the Obligations have been fully satisfied, the Secured Party's security interest in and liens on and against the Collateral and all proceeds and products thereof, shall continue in full force and effect. The Grantor shall perform any and all steps reasonably requested by the Secured Party to perfect, maintain and protect the Secured Party's security interest in and liens on and against the Collateral granted or purported to be granted hereby or to enable the Secured Party to exercise its rights and remedies hereunder with respect to any Collateral, including, without limitation, (i) executing and filing financing or continuation statements, or amendments thereof, in form and substance reasonably satisfactory to the Secured Party,
(ii) delivering to the Secured Party all certificates and other instruments (including, without limitation, all letters of credit on which the Grantor is named as beneficiary) representing or evidencing Collateral, which certificates or other instruments have been duly endorsed and are accompanied by duly executed instru-

ments of transfer or assignment and (iii) marking conspicuously each document, contract, chattel paper and all records pertaining to the Collateral with a legend, in form and substance satisfactory to the Secured Party, indicating that such document, contract, chattel paper, or Collateral is subject to the security interest granted hereby and (iv) executing and delivering an amendment to the Designee Agreement to reflect the security interest granted hereby and any and all further instruments and documents, and taking all further action, as the Secured Party may reasonably request.

    SECTION 8.   Financing Statements.  To the extent
permitted by applicable law, the Grantor hereby authorizes the Secured Party to file one or more financing or continuation statements and amendments thereto, disclosing the security interest granted to the Secured Party under this Agreement without the Grantor's signature appearing thereon and the Secured Party agrees to notify the Grantor when such a filing has been made.
The Grantor agrees, to the extent permitted by applicable law, that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

    SECTION 9. Filing Costs. The Grantor shall pay the costs of, or incidental to, all recordings or filings of all financing statements, including, without limitation, any filing expenses incurred by the Secured Party pursuant to Section 7.

    SECTION 10. Schedule of Collateral. The Grantor shall furnish to the Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Secured Party may reasonably request, all in reasonable detail.

    SECTION 11. Grantor Covenants. The Grantor covenants and agrees with the Secured Party that from and after the date of this Agreement and until termination of this Agreement pursuant to Section 21, the Grantor shall:

    (a) maintain adequate books, accounts and records and prepare all financial statements required hereunder in accordance with generally accepted accounting principles and, once per calendar year after reasonable notice, and at any time after the occurrence and during the continuance of an Event of Default, permit employees or agents of the Secured Party at any reasonable time to inspect the properties of the Grantor and to examine or audit its books, accounts and records and make copies and memo-

randa thereof;

    (b) maintain, or shall cause the Servicer and each subservicer under the Loan Warehouse Facility to maintain pursuant to the terms of the Servicing Agreement, all records necessary for compliance with the exception to withholding for portfolio interest under Section 871(h) of the Internal Revenue Code;

     (c) furnish to the Secured Party such periodic, special, or other reports and information as reasonably requested by the Secured Party;

    (d) maintain and keep in force in adequate amounts insurance with responsible and reputable companies or implement and maintain a reasonable program of self-insurance, and accept no self-insurance risks which are substantially greater than those historically carried by the Grantor;

    (e) pay or cause to be paid all insurance premiums with respect to the Insurance Policies and all charges and fees relating thereto;

    (f) not compromise, extend, release or adjust payments on any Receivables, except upon full payment thereof or as provided in the Servicing Agreement; provided, that the Grantor may, consistent with its present business practices and subject to the rights of the Secured Party from and after an Event of Default, compromise, extend, release or adjust payments on, or otherwise take possession of an Automobile in respect of a delinquent Receivable or other past-due Receivable in an effort to maximize the collectibility thereof;

    (g) not transfer, sell or assign any Receivable to any Person other than the Lenders or the Secured Party or deliver or permit delivery of any Lease to any Person other than the Lenders or the Secured Party or the Servicer prior to the repayment in full of the related Receivable, or deliver or permit delivery of any Title to any Person other than the Lenders or the Secured Party or the Servicer prior to the recovery in full of any residual value with respect to the related Automobile;

    (h) not grant, create, incur, permit or suffer to exist any Lien upon any Collateral except for the Liens granted to III
Finance or the Lenders in connection with any Senior
Indebtedness or to the Secured Party to secure the Obligations hereunder; and

    (i) not change the location of its chief executive office and principal place of business from Newport Tower, 525 Washington Street, 29th Floor, Jersey City, New Jersey 07310, (b) change their name or (c) change their identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading, unless the Grantor shall have given the Secured Party at least 30 days prior written notice thereof and prior to effecting any such change, taken such steps as the Secured Party may deem necessary or desirable to continue the perfection and priority of the Liens in favor of the Secured Party granted in connection herewith.

    SECTION 12. The Secured Party Appointed Attorney-in-
Fact. The Grantor hereby irrevocably appoints the Secured Party as the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Secured Party's discretion, to take any action and to execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, upon the occurrence of an Event of Default, to:

    (a) notify any Person obligated on any Collateral of the rights of the Secured Party hereunder;

    (b) enter into any extension, settlement or compromise agreement relating to or affecting the Collateral and, in connection therewith, to sell, transfer or dispose of any of the Collateral, and take such action as the Secured Party may deem proper and apply any money or property received in exchange for any of such Collateral to any of the Obligations, including, without limitation, directing the Servicer to remit to the Secured Party all funds held by the Servicer on account of the Collateral;

    (c) sell, transfer, dispose of or otherwise release any of the Collateral;

    (d) endorse, deliver evidence of title, enforce and collect by legal action or otherwise any of the Collateral;

    (e) receive payment or performance in connection with any insurance claims, claims for breach of warranty or any other claims concerning any of the Collateral; and

    (f) protect, defend and preserve the Collateral and any rights or interests of the Secured Party with regard thereto, including, without limitation, filing or prosecution of any third party claim or other legal action or proceeding which the Secured Party deems necessary to protect any of the rights, interests or priorities of the Secured Party with respect to any of the Collateral.

    SECTION 13.  The Secured Party May Perform.  If the
Grantor fails to perform any agreement contained herein, the Secured Party may, upon three days' prior notice to the Grantor, perform, or cause performance of, such agreement, and the expenses of the Secured Party incurred in connection therewith shall be payable by the Grantor under Section 18.

    SECTION 14.  Secured Party's Duties.  The powers
conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by them hereunder, the Secured Party shall not have any duty as to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall be under no obligation to take any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, but may do so at its option, and all reasonable expenses incurred in connection therewith shall be for the sole account of the Grantor and shall be added to the Obligations.

    SECTION 15.  Remedies.  (a)  If any Event of Default
shall have occurred and be continuing:

    (i) the Secured Party shall have, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a Secured Party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and further, the Secured Party may, without notice, demand or legal process of any kind (except as may be required by law), all of which the Grantor waive, at any time or times, (x) enter Grantor's owned or leased premises and take physical possessions of the Collateral and maintain such possession on Grantor's owned or leased premises, at no cost to the Secured Party, or remove the Collateral, or any part thereof, to such other place(s) as the Secured Party may desire, (y) require the Grantor to, and the Grantor hereby agrees that it will at its expense and upon request of the Secured Party forthwith, assemble all or any part of the Collateral as directed by the Secured Party and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to the Secured Party and
(z) without notice except as specified below, sell, lease, assign, grant an option or options to purchase or otherwise dispose of the Collateral or any part thereof at public or private sale, at any exchange, broker's board or at any of the offices of the Secured Party or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Secured Party may deem commer-

cially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable
notification.   The Secured Party shall not be obligated to make
any sale of Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned;

    (ii) the Secured Party shall apply all cash proceeds received by it in respect of any sale of, collection from, or other realization upon all or any part of the Collateral (after payment of any amounts payable to the Secured Party pursuant to Section 18), against all or any part of the Obligations in such order as may be required by the Loan Agreement, or, to the extent not specified therein, as is determined by the Secured Party. Any surplus of such cash or cash proceeds held by the Secured Party and remaining after payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus;

    (b) the Grantor waives all claims, damages and demands against the Secured Party arising out of the repossession, retention or sale of any of the Collateral or any part or parts thereof, except any such claims, damages and awards arising out of the gross negligence or willful misconduct of the Secured Party, as determined in a final non-appealable judgment of a court of competent jurisdiction; and

    (c)  The rights and remedies provided under this Agree-

ment are cumulative and may be exercised singly or concurrently and are not exclusive of any rights and remedies provided by law or equity.

    SECTION 16.  Exercise of Remedies.   In connection with
the exercise of its remedies pursuant to Section 15, the Secured Party may, (i) exchange, enforce, waive or release any portion of the Collateral and any other security for the Obligations, (ii) apply such Collateral or security and direct the order or manner of sale thereof as the Secured Party may, from time to time, determine and (iii) settle, compromise, collect or otherwise liquidate any such Collateral or security in any manner following the occurrence of a Default, without affecting or impairing the Secured Party's rights to take any other further action with respect to any Collateral or security or any part thereof.

    SECTION 17. Injunctive Relief. The Grantor recognizes that in the event the Grantor fails to perform, observe or discharge any of their obligations or liabilities under this Agreement, any remedy of law may prove to be inadequate relief to the Secured
Party; therefore, the Grantor agrees that the Secured Party, if it so determines and requests, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

    SECTION 18.  Interpretation and Inconsistencies; Merger.

    (a) The rights and duties created by this Agreement shall, in all cases, be interpreted consistently with, and shall be in addition to (and not in lieu of), the rights and duties created by the Indenture.

    (b) Except as provided in subsection (a) above, this Agreement represents the final agreement of the Grantor and the Secured Party with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or subsequent oral agreements, between the Grantor and the Secured Party.

    SECTION 19.  Expenses.  The Grantor will upon demand
pay to the Secured Party the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, incurred in connection with the enforcement of the Indenture and/or of this Agreement.

    SECTION 20.  Amendments, Etc.  No amendment or
waiver of any provision of this Agreement nor consent to any departure by the Grantor herefrom shall in any event be effective unless the same shall be in writing and signed by the Secured
Party and the Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

    SECTION 21.  Notices.  All notices and other
communications provided for hereunder shall be delivered to the applicable party in writing, by telecopy, mail, messenger or overnight courier delivery, and to the address set forth below such party's name under this Agreement, or to another address as to which such party shall have informed the other party hereto by written notice given in the manner described above.

    SECTION 22.  Continuing Security Interest; Termination.
(a) Except as provided in Section 21(b), this Agreement shall create a continuing security interest in the Collateral and shall
(i) remain in full force and effect until the later of the payment or satisfaction in full of the Obligations (other than contingent indemnity obligations), (ii) be binding upon the Grantor, its successors and assigns and (iii) inure, together with the rights and remedies of the Secured Party hereunder, to the benefit of the Secured Party, its successors and assigns. Nothing set forth herein or in the Loan Agreement is intended or shall be construed to give any other person any right, remedy or claim under, to or in respect
of this Agreement or any Collateral.   The Grantor's successors
and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession thereof or therefor.

    (b)  Upon the payment in full in cash of the Obligations
(other than contingent indemnity obligations), this Agreement and the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination of security interest, the Grantor shall be entitled to the return, upon their request and at their expense, of such of the Collateral held by the Secured Party as shall not have been sold or otherwise applied pursuant to the terms hereof and the Secured
Party will, at the Grantor's expense, execute and deliver to the Grantor such other documents as the Grantor shall reasonably request to evidence such termination.

    SECTION 22. Severability; No Strict Construction. It is the parties' intention that this Agreement be interpreted in such a way that it is valid and effective under applicable law. However, if one or more of the provisions of this Agreement shall for any reason be found to be invalid or unenforceable, the remaining provisions of this Agreement shall be unimpaired.

    SECTION 23.  GOVERNING LAW.  ANY DISPUTE
BETWEEN THE GRANTOR AND THE SECURED PARTY
ARISING OUT OF, CONNECTED WITH, RELATED TO,
OR INCIDENTAL TO THE RELATIONSHIP
ESTABLISHED BETWEEN THEM IN CONNECTION
WITH, THIS AGREEMENT OR THE LOAN AGREEMENT,
AND WHETHER ARISING IN CONTRACT, TORT,
EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN
ACCORDANCE WITH THE INTERNAL LAWS
(INCLUDING SECTION 5-1401 OF THE GENERAL
OBLIGATIONS LAW BUT OTHERWISE WITHOUT
REGARD TO THE CONFLICTS OF LAWS PROVISIONS)
OF THE STATE OF NEW YORK.

    SECTION 24.
CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY
TRIAL.

    (A)  EXCLUSIVE JURISDICTION.  EXCEPT AS
PROVIDED IN SUBSECTION (B), EACH OF THE PARTIES
HERETO AGREES THAT ALL DISPUTES BETWEEN THEM
ARISING OUT OF, CONNECTED WITH, RELATED TO, OR
INCIDENTAL TO THE RELATIONSHIP ESTABLISHED
BETWEEN THEM IN CONNECTION WITH THIS AGREE-

MENT OR THE INDENTURE, WHETHER ARISING IN CON-

TRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE
RESOLVED EXCLUSIVELY BY STATE OR FEDERAL
COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE
PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS
FROM THOSE COURTS MAY HAVE TO BE HEARD BY A
COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK.
EACH OF THE PARTIES HERETO WAIVES IN ALL
DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION
ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION
OF THE COURT CONSIDERING THE DISPUTE.

    (B)  OTHER JURISDICTIONS.  THE GRANTOR
AGREES THAT THE SECURED PARTY SHALL HAVE THE
RIGHT TO PROCEED AGAINST THE GRANTOR OR ITS
PROPERTY IN A COURT IN ANY LOCATION TO ENABLE
SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION
OVER THE GRANTOR OR (2) REALIZE ON THE
COLLATERAL OR ANY OTHER SECURITY FOR THE
OBLIGATIONS OR TO ENFORCE A JUDGMENT OR OTHER
COURT ORDER ENTERED IN FAVOR OF SUCH PERSON.
THE GRANTOR AGREES THAT THEY WILL NOT ASSERT
ANY PERMISSIVE COUNTERCLAIMS IN ANY
PROCEEDING BROUGHT BY SUCH PERSON TO REALIZE
ON THE COLLATERAL OR ANY OTHER SECURITY FOR
THE OBLIGATIONS OR TO ENFORCE A JUDGMENT OR
OTHER COURT ORDER IN FAVOR OF SUCH PERSON.  THE
GRANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE
TO THE LOCATION OF THE COURT IN WHICH SUCH
PERSON HAS COMMENCED A PROCEEDING DESCRIBED
IN THIS SUBSECTION.

    (C)  SERVICE OF PROCESS.  THE GRANTOR
WAIVES PERSONAL SERVICE OF ANY PROCESS UPON IT
AND, AS ADDITIONAL SECURITY FOR THE
OBLIGATIONS, IRREVOCABLY APPOINTS CT
CORPORATION SYSTEM, GRANTOR'S REGISTERED
AGENT, WHOSE ADDRESS IS 1633 BROADWAY, NEW
YORK, NEW YORK 10019, AS GRANTOR'S AGENT FOR
THE PURPOSE OF ACCEPTING SERVICE OF PROCESS
ISSUED BY ANY COURT.  THE GRANTOR IRREVOCABLY
WAIVES ANY OBJECTION (INCLUDING, WITHOUT
LIMITATION, ANY OBJECTION OF THE LAYING OF
VENUE OR BASED ON THE GROUNDS OF FORUM NON
CONVENIENS) WHICH IT MAY NOW OR HEREAFTER
HAVE TO THE BRINGING OF ANY SUCH ACTION OR
PROCEEDING WITH RESPECT TO THIS AGREEMENT OR
ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT
EXECUTED OR DELIVERED IN CONNECTION HEREWITH
IN ANY JURISDICTION SET FORTH ABOVE.

    (D)  WAIVER OF JURY TRIAL.  EACH OF THE
PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT
TO HAVE A JURY PARTICIPATE IN RESOLVING ANY
DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT,
OR OTHERWISE, ARISING OUT OF, CONNECTED WITH,
RELATED TO OR INCIDENTAL TO THE RELATIONSHIP
ESTABLISHED BETWEEN THEM IN CONNECTION WITH
THIS AGREEMENT OR THE INDENTURE OR ANY
OTHER INSTRUMENT, DOCUMENT OR AGREEMENT
EXECUTED OR DELIVERED IN CONNECTION
HEREWITH.  EACH OF THE PARTIES HERETO AGREES
AND CONSENTS THAT ANY SUCH CLAIM, DEMAND,
ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY
COURT TRIAL WITHOUT A JURY AND THAT ANY
PARTY HERETO MAY FILE AN ORIGINAL
COUNTERPART OR A COPY OF THIS AGREEMENT
WITH ANY COURT AS WRITTEN EVIDENCE OF THE
CONSENT OF THE PARTIES HERETO TO THE WAIVER
OF THEIR RIGHT TO TRIAL BY JURY.

    (E)  WAIVER OF BOND.  THE GRANTOR WAIVES
THE POSTING OF ANY BOND OTHERWISE REQUIRED OF
ANY PARTY HERETO IN CONNECTION WITH ANY
JUDICIAL PROCESS OR PROCEEDING TO REALIZE ON
THE COLLATERAL OR ANY OTHER SECURITY FOR THE
OBLIGATIONS OR TO ENFORCE ANY JUDGMENT OR
OTHER COURT ORDER ENTERED IN FAVOR OF SUCH
PARTY, OR TO ENFORCE BY SPECIFIC PERFORMANCE,
TEMPORARY RESTRAINING ORDER, PRELIMINARY OR
PERMANENT INJUNCTION, THIS AGREEMENT.

    (F)  ADVICE OF COUNSEL.  EACH OF THE PARTIES
REPRESENTS TO EACH OTHER PARTY HERETO THAT IT
HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY,
THE PROVISIONS OF THIS SECTION 24, WITH ITS
COUNSEL.

    SECTION 25.  Subordination. The Grantor expressly
covenants and agrees, and the Trustee acknowledges, that the indebtedness secured hereby and the liabilities of the Grantor hereunder are expressly made subordinate and subject in prior right of payment to the prior payment of Senior Indebtedness to the extent and in the manner set forth in Article XII of the Indenture.

    IN WITNESS WHEREOF, The Grantor has caused this
Agreement to be duly executed and delivered by their officers thereunto duly authorized as of the date first above written.


                             AEGIS AUTO
FINANCE, INC.


By:_____________________________
Name:
Title:

Address: Newport Tower
         525 Washington Street
    29th Floor
    Jersey City, New Jersey  07310
    Telecopy:  (201) 418-7370



NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee



By:_______________________________
Name:
Title:

Address: Corporate Trust Department
         6th & Marquette Avenue
    Minneapolis, Minnesota 55479-0069

    Telecopy: (612) 667-9825




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